UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT
PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant    ☑
Filed by a Party other than the Registrant   ☐ Check the appropriate box:
☐   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐   Definitive Proxy Statement
☑   Definitive Additional Materials
☐   Soliciting Material Pursuant to §240.14a-12
Popular, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No:

	(3)	Filing Party:

	(4)	Date Filed:

Explanatory Note: Popular, Inc. (the “Corporation”) is filing the attached revised proxy card solely to correct Item 3 of the proxy card which relates to the proposed amendment to the Restated Certificate of Incorporation of the Corporation to increase the authorized number of shares of common stock. The current amount of authorized shares of common stock and the proposed increase were incorrectly stated in the previously filed proxy card. The proposed increase in authorized shares of common stock is from 700,000,000 to 1,700,000,000.

C/O PROXY SERVICES
P.O. BOX 9142
FARMINGDALE, NY 11735-9544
IF YOU WISH TO VOTE BY TELEPHONE, INTERNET OR MAIL, PLEASE READ THE INSTRUCTIONS BELOW.
Popular, Inc. encourages you to take advantage of the convenient ways to vote for matters to be covered at the 2010 Annual Meeting of Stockholders. Please take the opportunity to use one of the three voting methods outlined below to cast your ballot.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and follow the simple instructions the Vote Voice provides you.
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY MAIL
Please mark, sign, date and return this proxy card promptly using the enclosed postage prepaid envelope. No postage is required if mailed in the United States, Puerto Rico or the U.S. Virgin Islands.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M20946-Z52274, Z52275	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held on Tuesday, May 4, 2010
To the Stockholders of Popular, Inc.:
     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Popular, Inc. (the “Corporation”) for the year 2010 will be held at 9:00 a.m., local time, on Tuesday, May 4, 2010, on the third floor of the Centro Europa Building, 1492 Ponce de León Avenue, in San Juan, Puerto Rico (the “Meeting”), to consider and act upon the following matters:

(1)	To elect three directors of the Corporation for a
	three-year term:	For	Against

	1a. Michael T. Masin	☐	☐

	1b. Manuel Morales Jr.	☐	☐

	1c. José R. Vizcarrondo	☐	☐

	To elect two directors of the Corporation for a	For	Against
two-year term:

	1d. Alejandro M. Ballester	☐	☐

	1e. Carlos A. Unanue	☐	☐
This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL ITEMS IDENTIFIED ABOVE.
PLEASE SIGN AS YOUR NAME APPEARS ON THIS FORM. IF SHARES ARE HELD JOINTLY, ALL OWNERS SHOULD SIGN. CORPORATION PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE WHEN SIGNING.

		For	Against	Abstain

(2)
To amend Article Fifth of the Restated Certificate of Incorporation to eliminate the provision that the amount of authorized capital stock of any class or classes of the Corporation may be increased or decreased by the affirmative vote of the holders of a majority of stock of the Corporation entitled to vote.
		☐	☐	☐

(3)
To amend Article Fifth of the Restated Certificate of Incorporation of the Corporation to increase the authorized number of shares of common stock, par value $0.01 per share, from 700,000,000 to 1,700,000,000.
		☐	☐	☐

(4)	To provide an advisory vote related to the Corporation’s executive compensation program.	☐	☐	☐

(5)	To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Corporation for 2010.	☐	☐	☐

(6)
To approve the adjournment or postponement of the Meeting, if necessary or appropriate, to solicit additional proxies, in the event there are not sufficient votes at the time of the Meeting to approve the proposals set forth in Item 2 or Item 3.
		☐	☐	☐
Such other business as may properly come before the Meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The 2010 Notice and Proxy Statement, 10K/Annual Report Wrap and Letter are available at www.proxyvote.com.

M20947-Z52274, Z52275

This Proxy is Solicited on Behalf of the Board of Directors.
The undersigned hereby appoints Richard L. Carrión, Jorge A. Junquera and David H. Chafey Jr. or any one or more of them as proxies, each with the power to appoint his substitute, and authorizes them to represent and to vote as designated on the reverse side all the shares of common stock of Popular, Inc. held of record by the undersigned on March 5, 2010, at the Annual Meeting of Stockholders to be held at the Centro Europa Building, 1492 Ponce de León Avenue, Third Floor, San Juan, Puerto Rico, on May 4, 2010, at 9:00 a.m., local time, or at any adjournments thereof. The proxies are further authorized to vote such shares upon any other business that may properly come before the Meeting or any adjournments thereof.